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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 1, 1998
                                                -------------------------------

                         Biochem International Inc.
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           (Exact name of registrant as specified in its charter)



            Delaware                     0-10005               39-1272816
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        (State or other            (Commission              (IRS Employer
        jurisdiction of            File Number)             Identification
        incorporation)                                      Number)




N7 W22025 Johnson Road, Waukesha, Wisconsin                     53186
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (414) 542-3100
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W238 N1650 Rockwood Drive, Waukesha, Wisconsin                  53188
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(Former name or former address, if changed since last report)



Exhibit Index on Page 4





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                                                                   Page 2 of 31




ITEM 2. ACQUISITION OF ASSETS.

     On July 1, 1998, the registrant's wholly-owned subsidiary, SurgiVet, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets of Anesco, Inc., a Kentucky corporation ("Anesco"), pursuant to an Asset Purchase Agreement effective as of July 1, 1998. The purchase price for the assets, which is subject to possible adjustment based on a closing balance sheet prepared on a post-closing basis, was $4,000,000. The purchase price was determined by negotiation between the Company and Anesco. On the closing date, the Company paid 90% of the estimated purchase price to Anesco, and the balance to an escrow account that is to be disbursed to Anesco in the absence of post-closing liabilities to the Company. The purchase price was funded from the Company's available working capital.

     Prior to the acquisition, there were no material relationships between the Company and Anesco, or any of their respective affiliates, directors, or officers or, to the knowledge of the Company, any associate of any such director or officer. The two principals of Anesco have been engaged as employees of the Company.

     Anesco, based in Georgetown, Kentucky, was a privately held company engaged in the development, production and sale of veterinary anesthesia equipment. The assets of Anesco included cash and cash equivalents, accounts receivable, inventory, machinery, equipment and intangibles. The Company intends to utilize the assets of Anesco in the same line of business in which they were used prior to the acquisition, to complement the Company's line of monitoring equipment used by veterinarians.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Neither the Company nor Anesco is required to provide financial statements pursuant to Regulation 210.3-05(b)(2)(i).

     (b) The following exhibit is filed as a part of this report:

         2.1 Asset Purchase Agreement dated as of July 1, 1998.





                            [signature page follows]





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                                                                  Page 3 of 31




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BIOCHEM INTERNATIONAL INC.
                                    (Registrant)



DATE:  July 1, 1998                 By:     /s/ David H. Sanders
                                            --------------------

                                    Name:   David H. Sanders
                                    Title:  Chairman






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                                                                  Page 4 of 31


                                 EXHIBIT INDEX


Exhibit Number     Description

  2.1              Asset Purchase Agreement dated as of July 1, 1998